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                                                                   EXHIBIT 23(a)



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 3, 2000 relating to the financial statements and financial statement schedule, which appears in First Albany Companies Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

                           /s/ PricewaterhouseCoopers L.L.P.

April 26, 2000